                                                                   EXHIBIT 10.11


                             Employment Agreement
                             --------------------


     This Employment Agreement (the "Agreement") is entered into by and between RETRACTABLE TECHNOLOGIES, INC., a Texas corporation with its principal offices at 511 Lobo Lane, Little Elm, Texas 75068 (the "Company") and PHILLIP L. ZWEIG (the "Employee") in consideration of the following mutual covenants and conditions contained in this Agreement:

     1.  Duties. The Company and Employee agree that, during the Term of this
         ------
Agreement, Employee shall be employed by the Company to obtain and author favorable coverage of the Company and issues important to the Company in local and national media outlets throughout the United States. Employee shall provide these services in Texas, New York, and such other locations as the Company and Employee consider desirable. The Company shall pay for Employee's reasonable travel, entertainment and related expenses in connection with the performance of his duties for the Company, and shall provide Employee with company credit and phone charge cards for these expenses. Employee shall provide an expense report for all business expenses, whether paid for by the Employee or by Company credit card. This Agreement is a contract for the performance of personal services, and no right or obligation of Employee under this Agreement may be transferred by Employee without the written agreement of the Company.

         It is understood that Employee may from time to time engage in writing for publication, including books, film scripts, and articles unrelated to the business of the Company, and that Employee will be permitted to continue to engage in these activities on his own time. Employee agrees that should Employee choose to work on any book or script about the Company, Employee will not proceed with any efforts related to such book or script without first obtaining written permission from the Company. Further Employee agrees that Employee will not cause such book to be published prior to final resolution of the Company's antitrust litigation.

     2.  Compensation. The Company shall pay Employee a biweekly salary of
         ------------
$4,615.38 during the term of this Agreement. In addition, the Company shall, subject to approval by the Company's Compensation and Benefits Committee, grant Employee non-qualified options to purchase 10,000 shares of stock in the Company under the 1999 Stock Option Plan incorporated herein as Attachment "C". Other fringe benefits which are afforded to most other full time employees (including but not limited to medical insurance and paid vacation and sick leave) shall be provided by the Company to Employee on the same terms that those benefits are made available to most other employees. Employee shall be considered for bonuses at the same time and on the same terms as other management employees.

Employment Agreement - Page 1 of 4

     3.  Term and Termination of Agreement. This agreement is made for a period
         ---------------------------------
of six (6 months) commencing on December 13, 2000 and ending on June 12, 2001 (the "Term" of this Agreement). Either party may, at their option, terminate this Agreement upon not less than 30 days' written notice. Employee's right to further employment by the Company shall automatically cease at the end of the Term of this Agreement. The Company and Employee may agree to renew or extend Employee's contractual right to continued employment beyond the expiration of the Term of this Agreement, but may only do so in a writing which is separate from this document and includes at least the following: i) a clear statement of the new date on which Employee's right to further employment shall automatically cease; ii) a clear statement of the number of additional shares, if any, for which the Company shall grant Employee options and the date on which such options shall vest; and iii) the signatures of both the Company's president and the Employee. Should a court of competent jurisdiction nevertheless find a renewal or extension of this Agreement or other obligation of continued employment in the absence of such a writing, the period of such renewal, extension or obligation (and of any renewals thereof) shall be limited in duration to fourteen (14) days and no additional options shall be granted in connection therewith.

     4.  Trade Secrets, Company Records, Non-Competition. A copy of an
         -----------------------------------------------
acknowledgment of receipt of the Company's Policy Manual and assignment of intellectual property rights is incorporated herein as Attachment "A". A copy of a Confidentiality Agreement signed by Employee is incorporated herein as Attachment "B". All Company-related records and documents created or acquired by Employee in the course of his employment by Company or under the possession or control of Employee shall be considered to be the exclusive property of the Company and shall, upon the conclusion of Employee's employment by the Company for any reason, be promptly returned by Employee to Company.

         It is anticipated that Employee will, during his employment by the Company, be privy to much confidential information at the highest level of the Company about its marketing and healthcare policy strategies in a highly competitive industry and the Company's understanding of the issues involved in those strategies. During Employee's employment by the Company and for a period of three (3) years thereafter, Employee shall not write articles about the Company for independent publications and shall not provide any services relating to marketing strategy, healthcare policy, publicity or media coverage, or any other services in the United States to any manufacturer of needle products, healthcare group purchasing organization, or other individual or business entity that is in direct competition with the business of the Company. Should a court of competent jurisdiction find any portion of this restriction to be unenforceable, such portion shall be reformed to the smallest extent required to cause the restriction to be enforceable.

Employment Agreement - Page 2 of 4

         Employee hereby stipulates and acknowledges his understanding that each paragraph in this section is an integral part of this Agreement and that the Company's willingness to grant stock options to Employee depends upon Employee's agreement to each paragraph in this section.

     5.  Indemnification for Libel and Defamation. The Company agrees to hold
         ----------------------------------------
Employee harmless for any statements, whether actual or alleged, that Employee makes to the press or in public concerning the Company's competitors, group purchasing organizations, or other individuals or organizations related directly or indirectly to the Company's business. The Company will assume the full cost of any and all such legal actions, litigation or judgment involving Employee, even if such legal actions, litigation, or judgments occur after Employee has left the Company.

     7.  Waiver. No waiver of any term of this Agreement shall be valid unless
         ------
executed in writing and signed by the party to be bound thereby, and then only to the extent specified in such waiver. No waiver of any term of this Agreement shall be construed as a waiver of any other term of this Agreement, and no present waiver of any term of this Agreement shall be construed as a future waiver of such term.

     8.  Governing Law. The rights of the parties shall be governed by, and this
         -------------
Agreement shall be interpreted in accordance with, the laws of the State of Texas and the federal law applicable therein; provided, however, that the law of Texas regarding choice of law shall be disregarded to the extent that it would apply the law of a different jurisdiction. Any legal proceeding relating to this Agreement shall be filed in a court of general jurisdiction in the State of Texas and the parties hereby waive any other venue. No recovery in any legal proceeding relating to this Agreement may be based in whole or in part upon conduct which occurred more than one (1) year prior to the filing of such legal proceeding, but shorter time may be specified by applicable law.

     9.  Sole Agreement. This Agreement and its Attachments "A-C" contain the
         --------------
entire agreement between the Company and Employee and supersede any and all prior agreements, understandings and arrangements, whether oral or written, between the Company and Employee. Employee represents and warrants to the Company that Employee is not relying upon, and has not been induced to execute or deliver this Agreement by, any statement, promise, agreement, understanding, arrangement or inducement other than those which are specifically set forth in the Agreement. No modification of this Agreement shall be effective unless made in writing and signed by the party against whom enforcement of the modification is sought. Employee understands that no employee or representative of the Company is authorized to modify this Agreement orally or in any other manner except in writing. This Agreement is executed in two (2) counterparts, each of which shall be deemed an original for all purposes.

Employment Agreement - Page 3 of 4

          IN WITNESS WHEREOF, the parties hereto have each executed this Agreement on the date and at the location written below.

COMPANY                                 EMPLOYEE
Retractable Technologies, Inc.          Phillip L. Zweig

/s/ Thomas J. Shaw                      /s/ Phillip L. Zweig
------------------------------          ---------------------------------
by Thomas J. Shaw,
President and CEO

Date:     12/21/00                Date:    12/21/00
      -----------------------           -------------------------

Location:  Little Elm, TX          Location:  New York City, NY
          -------------------                --------------------

Employment Agreement - Page 4 of 4